                                                       EXHIBIT 10.32
                       QUANTUM CORPORATION


_
_                        U.S. $85,000,000
_
_                        CREDIT AGREEMENT
_
_                 DATED AS OF SEPTEMBER 22, 1995
_
_                             AMONG
_
_                      QUANTUM CORPORATION,
_
_                   THE SUMITOMO BANK, LIMITED
_
_                      AS AGENT AND ISSUER
_
_                              AND
_
_                  THE OTHER BANKS PARTY HERETO
_
_                        CREDIT AGREEMENT
_
_
_
_
_     This CREDIT AGREEMENT is entered into as of September 22,
_1995, among QUANTUM CORPORATION, a Delaware corporation (the _"Company"), the several financial institutions party to this _Agreement (collectively, the "Banks," and individually, a _"Bank"), and THE SUMITOMO BANK, LIMITED, acting through its San _Francisco Branch, as agent for the Banks (in such capacity, the _"Agent") and as Issuer (as defined below).
_
_     WHEREAS, at the request of the Company, the Banks have
_agreed to make available to the Company a letter of credit _facility upon, and subject to, the terms and conditions set forth _in this Agreement;
_
_     NOW, THEREFORE, in consideration of the mutual agreements,
_provisions and covenants contained herein, the parties agree as
_follows:
_
_ARTICLE I.     DEFINITIONS.
_
_     1.1  DEFINED TERMS.  In addition to the terms defined
_elsewhere in this Agreement, the following terms have the
_following meanings:
_
_          "AGGREGATE COMMITMENT" means the Commitments of the
_Banks in the aggregate amount of eighty-five million dollars _($85,000,000), as such amount may be reduced from time to time _pursuant to this Agreement.
_
_          "AGREEMENT" means this Credit Agreement, as amended,
_supplemented or modified from time to time.
_
_          "AVAILABILITY PERIOD" means the period commencing on
_the Closing Date and ending on the Termination Date.
_
_          "BUSINESS DAY" means any day other than a Saturday,
_Sunday or other day on which commercial banks in San Francisco _are authorized or required by law to close.
_
_          "CLOSING DATE" means the date on which the initial
_Letter of Credit is issued hereunder.
_
_          "COMMITMENT" means, for each Bank, the amount set forth
_opposite such Bank's name in Schedule 2.1 under the heading _"Commitment", as the same may be reduced pursuant to Section 2.6 _or as a result of one or more assignments pursuant to Section _9.8, or, where the context so requires, the obligation of each _Bank to participate in Letters of Credit (including in drawings _thereunder) in the aggregate up to such amount on the terms and _conditions set forth in this Agreement.
_
_          "CREDIT EXTENSION" means (a) the issuance of (including
_the participation by a Bank in), any Letters of Credit under _subsection 2.1; and (b) the amendment (including the _participation by a Bank in), of any Letters of Credit under _subsection 2.2.
_
_          "DEFAULT" means any event which, with the giving of
_notice, the lapse of time, or both, would constitute an Event of
_Default.
_
_          "DOCUMENTS" means this Agreement, the Letters of
_Credit, and all other documents delivered and to be delivered to _the Agent, the Issuer or the Banks in connection therewith.
_
_          "DOLLARS", and "dollars" and "$" each mean lawful money
_of the United States.
_
_          "EFFECTIVE AMOUNT" means with respect to any
_outstanding Letter of Credit Obligations on any date the amount _of such Letter of Credit Obligations on such date after and _giving effect to any issuances and amendments of Letters of _Credit occurring on such date and any other changes in the _aggregate amount of the Letter of Credit Obligations as of such _date, including as a result of any reimbursements of outstanding _unpaid drawings under any Letters of Credit or any reductions in _the maximum amount available for drawing under Letters of Credit _taking effect on such date.
_
_          "EVENT OF DEFAULT" means any of the events specified in
_Section 7.1.
_
_          "EXISTING CREDIT FACILITY" means the Credit Agreement
_dated as of October 3, 1994, as amended by that certain First _Amendment to Credit Agreement dated as of February 15, 1995, and _that certain Second Amendment to Credit Agreement dated as of _June 26, 1995, among the Company, the banks named therein, ABN _AMRO Bank, N.V., Barclays Bank PLC and CIBC Inc., as managing _agents and Canadian Imperial Bank of Commerce, as administrative _agent and collateral agent, as the same may be amended, modified, _supplemented or restated from time to time.
_
_          "EXISTING LETTERS OF CREDIT" means all letters of
_credit issued for the account of the Company pursuant to the _Existing Credit Facility and outstanding thereunder as of the _Closing Date.
_
_          "FED FUNDS RATE" shall have the meaning set forth for
_such term in Schedule 1.1 hereto.
_
_          "FEDERAL RESERVE BOARD" means the Board of Governors of
_the Federal Reserve System or any successor thereof.
_
_          "GAAP" means generally accepted accounting principles
_set forth in the opinions and pronouncements of the Accounting _Principles Board and the American Institute of Certified Public _Accountants and statements and pronouncements of the Financial _Accounting Standards Board (or agencies with similar functions of _comparable stature and authority within the accounting _profession), or in such other statements by such other entity as _may be in general use by significant segments of the U.S. _accounting profession, which are applicable to the circumstances _as of the date of determination.
_          "GOVERNMENTAL AUTHORITY" means any nation or
_government, any state or other political subdivision thereof, any _central bank (or similar monetary or regulatory authority), _thereof, any entity exercising executive, legislative, judicial, _regulatory or administrative functions of or pertaining to _government, and any corporation or other entity owned or _controlled, through stock or capital ownership or otherwise, by _any of the foregoing.
_
_          "IKEI" means Ireland-Kotobuki Electronics Industries,
_Ltd., a subsidiary of MKE.
_
_          "INSOLVENCY PROCEEDING" means (a) any case, action or
_proceeding before any court or other Governmental Authority _relating to bankruptcy, reorganization, insolvency, liquidation, _receivership, dissolution, winding-up or relief of debtors, or _(b) any general assignment for the benefit of creditors, _composition, marshalling of assets for creditors or other, _similar arrangement in respect of its creditors generally or any _substantial portion of its creditors; in each case of (a) and (b) _undertaken under U.S. Federal, State or foreign law.
_
_          "ISSUER" means The Sumitomo Bank, Limited, and its
_successors and assigns.
_
_          "ISSUING OFFICE" means, with respect to the Issuer or
_any Bank, the office or offices of the Issuer or such Bank from _which it may make, or at which it may maintain, any extension of _credit hereunder (or in the case of the Issuer, issue a Letter of _Credit), as the Issuer or such Bank may from time to time specify _to the Company and the Agent.
_
_          "LETTER OF CREDIT" means any standby letter of credit
_issued pursuant to Article II and all amendments thereto.
_
_          "LETTER OF CREDIT OBLIGATIONS" means at any time the
_sum of (a) all Letter of Credit Outstandings, plus (b) all _drawings under all Letters of Credit which are unreimbursed or _unpaid by the Company.
_
_          "LETTER OF CREDIT OUTSTANDINGS" means the aggregate
_undrawn amount of all Letters of Credit.
_
_          "MAJORITY BANKS" means at any time Banks holding at
_least 66-2/3% of the aggregate participations of the Banks in the _Letter of Credit Obligations then outstanding, or if no such _Letter of Credit Obligations are outstanding, Banks holding at _least 66-2/3% of the Aggregate Commitment.
_
_          "MATERIAL ADVERSE EFFECT" means a material adverse
_change in, or a material adverse effect upon, any of (a) the _operations, business, properties, or condition (financial or _otherwise) of the Company or the Company and its Subsidiaries _taken as a whole; (b) the ability of the Company to perform under _any Document or to avoid any Event of Default; or (c) the _legality, validity, binding effect or enforceability of any _Document.
_
_          "MATERIAL SUBSIDIARIES" means, with reference to the
_Company, (a) Quantum Peripherals (Malaysia) Sdn. Bhd., Quantum _Data Storage B.V., and Rocky Mountain Magnetics, Inc., provided _that, if the Company sells all of the equity securities held by _the Company in any of the foregoing Subsidiaries, and such sale _does not breach the terms of the Existing Credit Agreement, such _Subsidiary shall cease to be a Material Subsidiary; (b) Quantum _Peripherals (Europe) S.A.; (c) each other Subsidiary of the _Company whose obligation is secured by a Letter of Credit; and _(d) each other Subsidiary of the Company which has assets with a _total book value greater than $50,000,000.
_
_          "MKE" means Matsushita-Kotobuki Electronics Industries,
_Ltd.
_
_          "NET INCOME" means, for any period, the net positive
_income, if any, of the Company on a consolidated basis for such _period after provision for income taxes.
_
_          "NET WORTH" means, at any time, the remainder at such
_time, determined on a consolidated basis in accordance with GAAP, _of (a) the total assets of the Company on a consolidated basis _MINUS (b) the sum (without limitation and without duplication of _deductions) of (i) the total liabilities of the Company and its _Subsidiaries and (ii) all reserves established by the Company and _its Subsidiaries for anticipated losses and expenses (to the _extent not deducted in calculating total assets in clause (a) _above).
_
_          "OBLIGATIONS" means all Letter of Credit Obligations,
_and other indebtedness advances, debts, liabilities, obligations, _covenants and duties owing by the Company to any Bank, the Agent, _the Issuer or any other Person required to be indemnified under _any Document, of any kind or nature, present or future, whether _or not evidenced by any note, guaranty or other instrument, _arising under this Agreement, under any other Document, whether _or not for the payment of money, whether arising by reason of an _extension of credit, loan, guaranty, indemnification or in any _other manner, whether direct or indirect (including those _acquired by assignment), absolute or contingent, due or to become _due, now existing or hereafter arising and however acquired.
_
_          "PERCENTAGE SHARE" means as to any Bank, the percentage
_equivalent of such Bank's Commitment divided by the Aggregate _Commitment. The initial Percentage Share of each Bank is set _forth opposite such Bank's name in Schedule 2.1 under the heading _"Percentage Share."
_
_          "PERSON" means an individual, partnership, company,
_corporation, business trust, joint stock company, trust, _unincorporated association, joint venture or Governmental _Authority.
_
_          "PRIME RATE" means the rate of interest publicly
_announced from time to time by Sumitomo Bank of California in San _Francisco, California, as its prime or base rate. Any change in _prime or base rate announced by Sumitomo Bank of California shall _take effect at the opening of business on the day specified in _the public announcement of such change. The Prime Rate is _determined by Sumitomo Bank of California from time to time as a _means of pricing credit extensions to some customers and is _neither directly tied to any external rate of interest or index _nor necessarily the lowest rate of interest charged by Sumitomo _Bank of California at any given time for any particular class of _customers or credit extensions.
_
_          "QUICK RATIO" shall mean, at any time, the ratio,
_determined on a consolidated basis in accordance with GAAP, of _(a) the sum at such time of all cash, cash equivalents (less than _90 days in term), short term marketable securities (less than one _year in term) and accounts receivable of the Company and its _Subsidiaries (less all reserves therefor); to (b) the current _liabilities of the Company and its Subsidiaries at such time.
_
_          "REQUIREMENT OF LAW" means, as to any Person, any law
_(statutory or common), treaty, rule or regulation or _determination of an arbitrator or of a Governmental Authority, in _each case applicable to or binding upon the Person or any of its _property or to which the Person or any of its property is _subject.
_
_          "SUBSIDIARY" of any Person means any corporation,
_company, partnership, joint venture or other entity of which more _than 50% of the outstanding voting securities or equivalent _interests having ordinary voting power to elect a majority of the _board of directors or comparable body of such corporation, _company, partnership, joint venture or other entity (irrespective _of whether or not at the time voting securities or equivalent _interests or any other class or classes shall or might have _voting power upon the occurrence of any contingency) is at the _time owned or controlled, directly or indirectly, by such Person _or by one or more Subsidiaries of such Person or by such Person _and one or more Subsidiaries of such Person.
_
_          "SUMITOMO" means The Sumitomo Bank, Limited.
_
_          "TERMINATION DATE" means the date which is the first
_anniversary of the Closing Date, unless such Termination Date is _otherwise extended in accordance with Section 2.14 hereof.
_
_          "UNITED STATES" and "U.S." each means the United States
_of America.
_
_     1.2  OTHER DEFINITIONAL PROVISIONS.
_
_          (A)  DEFINED TERMS.  The meaning of defined terms shall
_be equally applicable to the singular and plural forms of the
_defined terms.
_
_          (B)  THE AGREEMENT.  The words "hereof," "herein,"
_"hereunder" and words of similar import when used in this _Agreement shall refer to this Agreement as a whole and not to any _particular provision of this Agreement; and section, schedule and _exhibit references are to this Agreement unless otherwise _specified.
_
_          (C)  CAPTIONS.  The captions and headings of this
_Agreement are for convenience of reference only and shall not _affect the construction of this Agreement.
_
_          (D)  INDEPENDENCE OF PROVISIONS.  The parties
_acknowledge that this Agreement and other Documents may use _several different limitations, tests or measurements to regulate _the same or similar matters, and that such limitations, tests and _measurements are cumulative and must each be performed, except as _expressly stated to the contrary in this Agreement.
_
_     1.3  ACCOUNTING PRINCIPLES.  (a) Unless the context
_otherwise clearly requires, all accounting terms not expressly _defined herein shall be construed, and all financial computations _required under this Agreement shall be made, in accordance with _GAAP, consistently applied, (b) References herein to "fiscal _year" and "fiscal quarter" refer to such fiscal periods of the _Company.
_
_ARTICLE II.    THE LETTER OF CREDIT FACILITY.
_
_     2.1  THE LETTERS OF CREDIT.
_
_          (A)  Subject to the terms and conditions of this
_Agreement (including those set out in Article IV hereof) and to _the receipt by the Agent of the Company's completed irrevocable _written request in the form of EXHIBIT A hereto no later than _11:00 a.m. (San Francisco time) on the third Business Day (except _for the initial Letter of Credit, in which case such request must _be received by no later than 11:00 a.m. (San Francisco time) one _Business Day) prior to the requested date of issuance, and in _reliance upon the representations and warranties of the Company _set forth herein, at any time and from time to time on any _Business Day during the Availability Period, the Issuer (as _fronting bank on behalf of the Banks) shall issue for the account _of the Company such Letters of Credit as the Company may request _pursuant to the terms and conditions hereof, each in the form of _EXHIBIT B hereto (or in such other form as may be agreed upon by _the Banks, the Issuer, the Agent and the Company). Each such _Letter of Credit shall be denominated in Dollars and in an amount _not less than $1 million; provided that the sum of (i) the _maximum face amount of all Letters of Credit to be issued on the _proposed day of issuance plus (ii) the amount of the Letter of _Credit Obligations outstanding on that day (as a result of _issuances, amendments or otherwise) shall not exceed the _Aggregate Commitment. The beneficiary of each such Letter of _Credit shall be MKE, IKEI, or, upon the consent of the Majority _Banks, any other 100% wholly owned Subsidiary of MKE. _Notwithstanding anything to the contrary contained in this _Agreement, no Letter of Credit shall have a term in excess of six _months, or an expiration date that is later than the Termination _Date.
_
_          (B)  Simultaneously with (and automatically upon) the
_issuance of each Letter of Credit, the Banks shall be deemed to _have purchased a 100% participation from the Issuer, without _recourse to or warranty from the Issuer, in such Letter of Credit _(as it may be amended from time to time pursuant hereto), _including in all amounts payable by the Issuer in respect _thereof; each Bank's share in such 100% participation shall be _proportionate to such Bank's Percentage Share of the Aggregate _Commitment.
_
_          (C)  Upon the making of any drawing under a Letter of
_Credit by such beneficiary, the full amount of such drawing shall _be immediately due and payable by the Company to the Issuer, and _the Company shall, on demand of the Issuer, pay the full amount _of such drawing to the Issuer (through the Agent) on the date of _such drawing.
_
_          (d)  Within the limits of the Aggregate Commitment, and
_subject to the other terms and conditions hereof, this is a _revolving letter of credit facility, and the Company may, during _the Availability Period, request Letters of Credit to replace _Letters of Credit which have expired or which have been drawn _upon and been fully reimbursed by the Company.
_
_      2.2 AMENDMENTS TO LETTERS OF CREDIT.
_
_          (A)  The Issuer and the Banks agree that, at the
_request of the Agent and on and subject to the terms and _conditions hereinafter set forth (including Article IV hereof and _the receipt by the Agent of the Company's completed irrevocable _written request in the form of EXHIBIT C hereto no later than _11:00 a.m. (San Francisco time) on the third Business Day prior _to the requested date of issuance of such amendment and, where _required as determined by the Agent and the Issuer, the consent _of the corresponding beneficiaries), from time to time on any _Business Day during the Availability Period, the Issuer shall _issue on the date requested by the Company the following types of _amendments to Letters of Credit as requested by the Company: (i) _amendments extending or accelerating the expiry dates of Letters _of Credit, provided that no extended expiry date shall be later _than the earlier of (A) six months after the expiry date of such _Letter of Credit immediately prior to such amendment, and (B) the _Termination Date; and (ii) amendments increasing or decreasing _the maximum amounts available for drawings under Letters of _Credit, provided that no such increase shall cause the Effective _Amount of the Letter of Credit Obligations as of the date of the _amendment to exceed the Aggregate Commitment.
_
_          (B)  The Agent shall request the consent of the Banks
_and the Issuer to the Company's request for any amendments to _Letters of Credit not described in subsection (a). Such _amendments may be issued only pursuant to the agreement of the _Agent, the Banks, the Issuer and the Company.
_
_     2.3  REIMBURSEMENTS.
_
_          (A)  PAYMENTS UNDER LETTERS OF CREDIT.  Without
_limiting any other obligations of the Company hereunder including _under Section 2.1, the Company shall pay and reimburse the Agent, _for the account of (and for payment to) the Issuer and each Bank, _for all amounts paid by the Issuer and such Bank under or in _respect of each Letter of Credit issued by the Issuer for the _Company's account hereunder. Each payment or reimbursement shall _be made on the same Business Day as, or, upon the request of the _Issuer or the Agent, one Business Day prior to, the date on which _each such payment is to be made by the Issuer under a Letter of _Credit.
_
_          (B)  INTEREST.  The Company shall pay interest on the
_amounts paid by the Issuer and each Bank under or in respect of a _Letter of Credit (and any other overdue amounts payable _hereunder), at a rate per annum equal to the Prime Rate plus two _percent (2.00%) until such amounts are paid or reimbursed by the _Company in full. The Company shall pay interest on each such _amount on demand of the Agent, and on the day on which it pays or _reimburses the Agent for drawings under Letters of Credit such _amount in accordance with Section 2.
_
_          (C)  CHARGES AND EXPENSES.  The Company shall reimburse
_the Agent for the account of the Agent, the Issuer and each Bank, _as applicable, for all charges and expenses incurred by the _Agent, the Issuer and such Bank with respect to the issuance, _amendment and payment of a Letter of Credit issued by the Issuer _for the Company's account. The Agent shall bill the Company for _all such charges and expenses incurred by the Agent, the Issuer _and each Bank, provided that the failure of the Agent to so bill _the Company, shall not affect the Company's obligations to pay _the relevant amount. The Company shall pay each such bill within _ten Business Days after the date of the billing statement.
_
_     2.4  FEES.
_
_          (A)  FACILITY AND ADMINISTRATIVE FEES.  The Company
_shall pay to the Agent (i) for the ratable benefit of the Banks, _on the Closing Date, a one-time facility fee in the amount of _$42,500; and (ii) for the account of the Agent and the Issuer, an _administrative fee as separately agreed by a letter dated as of _September 22, 1995 between the Agent and the Company.
_
_          (B)  LETTER OF CREDIT FEE.  So long as any Letter of
_Credit Outstandings exist the Company shall pay to the Agent (i) _for the ratable benefit of each Bank, a Letter of Credit fee with _respect to the Letters of Credit equal to 0.36% per annum, and _(ii) for the benefit of the Issuer a Letter of Credit fee equal _to 0.04% per annum, of the amount at such time of the Letter of _Credit Outstandings, in arrears on the last Business Day of each _calendar quarter (commencing September 30, 1995) and on the _Termination Date.
_
_     2.5  LOAN ACCOUNTS.  All sums owing to the Agent, the Issuer
_and each Bank shall be evidenced by one or more accounts _maintained by the Agent in the ordinary course of business. The _accounts maintained by the Agent shall be conclusive evidence _absent manifest error of the amount of all sums owing to Agent, _the Issuer and the Banks by the Company and the interest and _payments thereon and other amounts due and payable hereunder.
_Any failure so to record or any error in doing so shall not, _however, limit or otherwise affect the obligation of the Company _hereunder to pay any amount owing with respect thereto.
_
_     2.6  VOLUNTARY TERMINATION OR REDUCTION OF COMMITMENTS.  The
_Company may, upon not less than 10 Business Days' prior notice to _the Agent (which notice, absent consent of the Agent, shall be _binding and irrevocable) terminate the Aggregate Commitment or _permanently reduce the Aggregate Commitment by an aggregate _minimum amount of Five Million Dollars ($5,000,000) or any _multiple thereof; provided that no such reduction or termination _shall be permitted if the Effective Amount of Letter of Credit _Obligations on the effective date thereof would exceed the amount _of the Aggregate Commitment then in effect; and, provided, _further, that once reduced in accordance with this Section 2.6, _the Aggregate Commitment may not be increased. Any reduction of _the Aggregate Commitment shall be applied to each Bank's _Commitment in accordance with its respective Percentage Share. _The Agent shall give each Bank prompt notice of any such request _for reduction or termination of the Aggregate Commitment received _from the Company.
_
_     2.7  COMPUTATION OF FEES AND INTEREST.  All computations of
_fees and interest payable hereunder and under any other Document _shall be made on the basis of a year of 360 days and accrual days _elapsed, which results in more interest being paid than if _computed on the basis of a 365-day year. Interest and fees shall
_accrue during each period during which interest or such   fees
_are computed from the first day thereof to the last day thereof. _Each determination by the Agent of an interest rate or fee or
_other amount owing pursuant to any provision of this   Agreement
_shall be conclusive and binding on the Company and the Banks in _the absence of manifest error.
_
_     2.8  ISSUANCE AND DRAWINGS.
_
_          (A)  REQUESTS FOR ISSUANCE AND AMENDMENT.  The Agent
_shall give notice to the Issuer and each Bank of written requests _received by the Agent from the Company for issuance of Letters of _Credit pursuant to Section 2.1 or for amendment to Letters of _Credit pursuant to Section 2.2, within one Business Day of their _receipt by the Agent, provided that the Agent shall incur no _liability whatsoever for its failure to do so.
_
_          (B)  ISSUANCE BY THE ISSUER OF LETTERS OF CREDIT.
_Subject to the terms and conditions set forth herein, the Issuer _shall issue each Letter of Credit not later than 3:00 p.m. (San _Francisco time) on the date of issuance requested by the Company. _The Issuer shall deliver each Letter of Credit to the advising _bank named in such Letter of Credit or to the beneficiary thereof _if no advising bank is named. The Issuer shall also deliver to _the Agent a true and complete copy of each such Letter of Credit.
_
_          (C)  DRAWINGS.
_
_               (i) The Issuer shall promptly notify the Company,
_     the Agent and each Bank of a drawing by a beneficiary under
_     a Letter of Credit.  In determining whether to pay a drawing
_     under any Letter of Credit, the Issuer shall be solely
_     responsible for determining that the documents and
_     certificates required to be delivered under the Letter of
_     Credit have been delivered and that they comply on their
_     face with the requirements of such Letter of Credit.
_
_               (ii) As between the Company and the Banks and the
_     Issuer, the Company assumes all risks of the acts and
_     omissions of, or misuse of any Letter of Credit by, the
_     respective beneficiaries of the Letters of Credit.  In
_     furtherance and not in limitation of the foregoing, the
_     Issuer shall not be responsible:  (1) for the form,
_     validity, sufficiency, accuracy, genuineness or legal effect
_     of any document submitted by any party in connection with
_     the application for and issuance of or any drawing under the
_     Letters of Credit, even if it should in fact prove to be in
_     any or all respects invalid, insufficient, inaccurate,
_     fraudulent or forged, or for any breach, default or non-
_     compliance with any related agreement; (2) for the validity
_     or sufficiency of any instrument transferring or assigning
_     or purporting to transfer or assign any Letter of Credit or
_     the rights or benefits thereunder or proceeds thereof, in
_     whole or in part, which may prove to be invalid or
_     ineffective for any reason; (3) for failure of the
_     beneficiary of any Letter of Credit to comply fully with
_     conditions required in order to draw upon any Letter of
_     Credit; (4) for errors, omissions, interruptions or delays
_     in transmission or delivery of any messages, by mail, cable,
_     telegraph, facsimile, telex or otherwise; (5) for any loss
_     or delay in the transmission or otherwise of any document
_     required in order to make a drawing under any Letter of
_     Credit or of the proceeds thereof; (6) for the
_     misapplication by the beneficiary of any Letter of Credit of
_     the proceeds of any drawing under such Letter of Credit; and
_     (7) for any consequences arising from causes beyond the
_     control of the Issuer, including any acts of a Government
_     Authority.  None of the above shall affect, impair, or
_     prevent the vesting of any of the Issuer's rights or powers
_     hereunder.
_
_               In furtherance and extension and not in limitation
_     of the specific provisions hereinabove set forth, any action
_     taken or omitted by the Issuer under or in connection with
_     the Letters of Credit, if taken or omitted in good faith,
_     shall not put the Issuer under any resulting liability to
_     the Company or the Banks.
_
_               (iii)  The Issuer shall have no obligation
_     whatsoever to make any factual or legal determinations as to
_     the correctness of any demand or payment under any Letter of
_     Credit or other related agreements or as to any other
_     matters before the Issuer makes any payment under the Letter
_     of Credit.
_
_     2.9  PAYMENTS BY THE COMPANY.
_
_          (A)  PAYMENTS TO AGENT.  (i)  All payments to be made
_by the Company on account of reimbursements for drawings under _Letters of Credit, interest, fees and other amounts required _hereunder shall be made, except as otherwise expressly provided _herein, to the Agent for the account of the Agent, the Issuer or _the ratable account of the Banks, as applicable, at the Agent's _office specified for payments set forth on the signature pages _hereof, in dollars and in immediately available funds, no later _than 11:00 a.m. (San Francisco time) on the relevant date. The _Agent will promptly distribute to the Agent, the Issuer and each _Bank its Percentage Share (or other applicable share as expressly _provided herein) of, such reimbursement, interest, fees or other _amounts, as applicable, in like funds as received. Any payment _which is received by the Agent later than 11:00 a.m. (San _Francisco time) shall be deemed to have been received on the _immediately succeeding Business Day and any applicable interest _or fee payable by the Company shall continue to accrue. (ii)
_All payments to be made by the Company on account of _reimbursements and payments for drawings under Letters of Credit, _interest, fees and other amounts payable hereunder shall be made _without setoff, counterclaim or defense, and free and clear of _any deductions or withholdings for taxes or otherwise.
_
_          (B)  TAXES.  If the Company is prohibited by law from
_paying such sums free and clear of deductions or withholdings for _taxes, then (x) the Company shall pay or withhold in respect of _such taxes as required, and (y) such sums payable shall be _increased as necessary so that, after making all required _deductions and withholdings (including deductions applicable to _additional sums payable under this Section), the relevant party _receives an amount equal to the sum it would have received had no _such deductions or withholdings been made. In each instance when _the Company pays any taxes contemplated by this Section, the _Company shall forward to the Agent (for the account of the _relevant party) within thirty days of such payment original _official receipts therefor or such other evidence of payment as _is satisfactory to the Agent (or such relevant party).
_
_          (C)  EXTENSION.  Whenever any payment hereunder shall
_be stated to be due on a day other than a Business Day, such _payment shall be made on the next succeeding Business Day, and _such extension of time shall in such case be included in the _computation of interest or fees, as the case may be.
_
_          (D)  OBLIGATIONS OF COMPANY ABSOLUTE.  The
_reimbursement obligations of the Company in respect of any Letter _of Credit shall be absolute, unconditional and irrevocable, and _shall be paid strictly in accordance with the terms of this _Agreement under all circumstances, including: (i) any lack of _validity or enforceability of any Letter of Credit or any of the _other Documents, or any other agreement or instrument relating to _any thereof (all of the foregoing collectively called the "LETTER _OF CREDIT DOCUMENTS"); (ii) any amendment or waiver of, or any _consent to departure from, the terms of all or any of the Letter _of Credit Documents; (iii) the existence of any claim, setoff, _defense or other right that the Company may have at any time _against any beneficiary, or any transferee, of any Letter of _Credit (or any Person for which any such beneficiary or _transferee may be acting), or any other Person, whether in _connection with this Agreement, the transactions contemplated _herein or in any Letter of Credit Document, or any unrelated _transaction; (iv) any statement or any document presented under _any Letter of Credit proving to be forged, fraudulent, invalid or _insufficient in any respect, or any statement therein being _untrue or inaccurate in any respect; (v) payment in good faith by _the Issuer under any Letter of Credit against presentation of a _draft or certificate that does not comply with the terms of such _Letter of Credit or (vi) any other circumstance or happening _whatsoever, whether or not similar to any of the foregoing. The _provisions of this Section 2.9 shall survive the payment of all _Obligations and the occurrence of the Termination Date.
_
_          (E)  NON-RECEIPT OF FUNDS.  Unless the Agent shall have
_received notice from the Company prior to the date on which any _payment is due to the Issuer or the Banks hereunder that the _Company will not make such payment in full, the Agent may assume _that the Company has made such payment in full to the Agent on _such date and the Agent may (but shall not be so required), in _reliance upon such assumption, cause to be distributed to the _Issuer and each Bank on such due date an amount equal to the _amount then due the Issuer or such Bank. If and to the extent _the Company shall not have made such payment in full to the _Agent, the Issuer and each Bank shall repay to the Agent on _demand such amount distributed to the Issuer or such Bank, _together with interest thereon for each day from the date such _amount is distributed to the Issuer or such Bank until the date _the Issuer or such Bank repays such amount to the Agent, at the _Fed Funds Rate.
_
_     2.10 FUNDING OF BANKS' PARTICIPATIONS
_
_          (A)  In the event that the Issuer shall not be paid or
_reimbursed by the Company for any drawing under any Letter of _Credit as provided and by the date required under Section 2, the _Agent, upon notice from the Issuer, shall promptly notify each _Bank and the Issuer of the unpaid or unreimbursed amount of such _drawing and of such Bank's respective pro rata portion thereof _and participation therein. Each Bank irrevocably and _unconditionally agrees (irrespective of the occurrence of a _Default or Event of Default or failure of condition precedent or _any other circumstance whatsoever) that it shall make available _to the Agent (for the account of the Issuer) an amount equal to _its respective participation in same day funds plus interest _thereon as set forth in the following sentence, at the office of _the Agent specified in such notice, not later than 3:00 p.m. (San _Francisco time) on the date of such notice from the Issuer (or, _if earlier, from the Agent on behalf of the Issuer). In the _event that any Bank fails to make available to the Agent the _amount of such Bank's participation in such Letter of Credit as _provided in this Section 2.10), the Issuer (through the Agent) _shall be entitled to recover such amount on demand from such Bank _together with interest thereon, for each day from the date of _such drawing until the date such amount is paid to the Issuer, at _the rate per annum equal to the Fed Funds Rate.
_
_          (B)  OBLIGATIONS OF BANKS TO ISSUER SEVERAL.  The
_failure of any Bank to make any payment to the Issuer or _reimbursement in respect of Letters of Credit shall not relieve _any other Bank of its obligation hereunder to make such payment _or reimbursement; provided that no Bank shall be responsible for _the failure of any other Bank to make any payment or _reimbursement to be made by it. The payment by any Bank of any _such payment or reimbursement to the Issuer in respect of Letters _of Credit shall not relieve the Company of its Obligations with _respect thereto.
_
_          (C)  OBLIGATIONS OF BANKS TO ISSUER ABSOLUTE.  The
_obligations of each Bank to make payments in respect of their _participations pursuant to this Section 2.10 shall be absolute, _unconditional and irrevocable, and shall be paid strictly in _accordance with the terms of this Agreement under all _circumstances, including, without limitation, without regard to _(i) any lack of validity or enforceability of, or any release or _discharge of the Company from liability; (ii) any change in the _time, manner or place of payment of, or in any other term of, all _or any of the Obligations or any other amendment, modification, _renewal, addition, supplement, extension, acceleration or waiver _of, or any consent to departure from, this Agreement or any other _Document; (iii) any subordination, compromise, exchange, release, _nonperfection or liquidation of any collateral, or any release, _amendment or waiver of, or consent to departure from, any other _guaranty, for any or all of the Obligations; (iv) any exercise or _nonexercise by the Agent or Issuer of any right or privilege _under this Agreement or any of the other Documents; (v) any _bankruptcy, insolvency, reorganization, composition, adjustment, _dissolution, liquidation or other like proceeding relating to the _Company, any other Bank, the Issuer or the Agent or any action _taken with respect to this Agreement by any trustee, receiver or _court in any such proceeding, whether or not such Bank shall have _had notice or knowledge of any of the foregoing; (vi) any _assignment or other transfer by the Agent, the Issuer or any _other Bank, in whole or in part, of its rights in respect of the _Obligations or this Agreement or any of the other Documents; _(vii) any acceptance of partial performance of the Obligations; _(viii) the failure of any party or parties to execute this _Agreement or any other Document; (ix) any other circumstance that _might otherwise constitute a defense available to, or a discharge _of, the Company, any Bank, the Agent or the Issuer; or (x) any of _the circumstances referred to in Section 2.09(c). The provisions _of this Section 2.10 shall survive the payment of all Obligations _and the occurrence of the Termination Date.
_
_          (D)  NON-RECEIPT OF FUNDS.  Unless the Agent shall have
_received notice from the Bank prior to the date of any _reimbursement of a Letter of Credit hereunder that the Bank will _not make available to the Agent such Bank's ratable portion of _such reimbursement, the Agent may assume that the Bank has made _such portion available to the Agent on such date and the Agent _may (but shall not be so required), in reliance upon such _assumption, distribute a corresponding amount to the Issuer on _such due date. If and to the extent such Bank shall not have _made such portion available to the Agent, such Bank shall repay _to the Agent on demand such corresponding amount, together with _interest thereon for each day from the date such amount is _distributed to the Issuer until the date such Bank repays such _amount to the Agent, at the Fed Funds Rate.
_
_          (E)  RETURN OF PAYMENTS.  In the event that any payment
_or reimbursement made by or on behalf of the Company in _connection with any Letter of Credit is rescinded or must _otherwise be restored or returned to the Company or other _relevant party, as applicable, including as a result of any _insolvency, bankruptcy or reorganization or similar proceedings _in respect of the Company, the obligations of the Banks under _this Article II in respect of such rescinded, restored or _returned payment shall be reinstated in full and the Banks shall _be liable to indemnify the Issuer hereunder as fully as if such _payment had never been made.
_
_          (F)  BANK AUTHORITY AND OBLIGATIONS, ETC.  Each Bank
_represents and warrants to the Issuer (i) that it has full power, _authority and legal right to execute and deliver this Agreement _and participate in the Letters of Credit as provided herein and _to perform and observe the terms and conditions hereof; (ii) that _it has taken all necessary legal and corporate action to _authorize the execution and delivery of this Agreement and the _performance and observance of the terms and conditions hereof; _and (iii) that this Agreement constitutes the legal, valid and _binding obligation of such Bank enforceable in accordance with _the terms hereof except as such enforceability may be limited by _application of any bankruptcy, receivership, conservatorship, _reorganization or other similar laws for the relief of debtors, _or by application of general principles of equity. Without _limiting any other provisions hereof or any other obligations of _the Banks or of the Company, the Banks shall from time to time _indemnify the Issuer and hold the Issuer harmless on demand (to _the extent that the Company has not done so) against any _liabilities, costs, claims, expenses, suits, or damages of _whatsoever nature incurred or suffered by the Issuer: (i) in _connection with or relating to the Letters of Credit to the _extent of such Bank's Percentage Share; or (ii) as a result of _the enforcement hereof or such Bank's failure to make timely _payment to the Issuer on the relevant date of any amount due from _such Bank pursuant hereto (including without limitation the _Issuer's costs of funding any unpaid portion of such amount as _notified by the Issuer to such Bank from such relevant date until _the date of payment in full by such Bank of any such unpaid _amounts to the Issuer hereunder). The indemnification set forth _in this paragraph shall survive the termination of this Agreement _and the payment of all amounts due in connection with the Credit _Agreement.
_
_     2.11 PAYMENTS TO BANKS.
_
_          (A)  CHARGES AND EXPENSES.  Reimbursements received by
_the Agent from the Company for charges and expenses incurred for _the issuance, amendment, and payment of Letters of Credit shall _be distributed first, to the charges and expenses incurred by the _Issuer, and second, to each Bank in proportion to the ratio of _(i) the unreimbursed charges and expenses incurred in connection _with Letters of Credit participated in by such Bank, to (ii) the _aggregate amount of unreimbursed charges and expenses incurred in _connection with Letters of Credit then outstanding.
_
_          (B)  PAYMENTS RECEIVED.  Any payments made to the Agent
_or hereunder for its own account or for the account of the Issuer _or the Banks, as relevant, shall be applied FIRST against costs, _expenses and indemnities (other than indemnities in respect of _drawings under Letters of Credit) due hereunder (to the extent _the Agent has been notified such amounts are due); SECOND against _fees due to the Agent and the Issuer and the Banks; THIRD against _interest; FOURTH against amounts due in respect of drawings under _Letters of Credit; and FIFTH against any other amounts payable or _to be deposited hereunder. If any payment is insufficient to pay _any such category in full, the Agent shall apply the payment _received pro rata on the basis of the amount due to each party _entitled to payment in such category.
_
_     2.12 STATEMENTS OF CHARGES AND EXPENSES.  Each Bank shall
_deliver to the Agent, on or before the fifth Business Day of each _calendar quarter, a statement of the charges and expenses for the _preceding calendar quarter for which such Bank seeks _reimbursement pursuant to subsection 2.3(c), provided that a _Bank's failure to provide such statement by such date shall not _impair its rights to the relevant payment. The Agent shall then _bill the Company in accordance with subsection 2.3(c).
_
_     2.13 SHARING OF PAYMENTS, ETC.  If, other than as expressly
_contemplated elsewhere herein, any Bank shall obtain on account _of its Letter of Credit Obligations any payment (whether _voluntary, involuntary, through the exercise of any right of set- _off, or otherwise) in excess of its Percentage Share of payments _on account of the Letter of Credit Obligations obtained by all _the Banks, such Bank shall forthwith (a) notify the Agent of such _fact, and (b) purchase from the other Banks such participations _in the Letter of Credit Obligations made by them as shall be _necessary to cause such purchasing Bank to share the excess _payment ratably with each of them; provided, however, that if all _or any portion of such excess payment is thereafter recovered _from the purchasing Bank, such purchase shall to that extent be _rescinded and each other Bank shall repay to the purchasing Bank _the purchase price paid thereto together with an amount equal to _such paying Bank's Percentage Share (according to the proportion _of (i) the amount of such paying Bank's required repayment to _(ii) the total amount so recovered from the purchasing Bank) of _any interest or other amount paid or payable by the purchasing _Bank in respect of the total amount so recovered. The Company _agrees that any Bank so purchasing a participation from another _Bank pursuant to this Section 2.13 may, to the fullest extent _permitted by law, exercise all its rights of payment (including _the right of set-off, but subject to Section 9.9) with respect to _such participation as fully as if such Bank were the direct _creditor of the Company in the amount of such participation. The _Agent will keep records (which shall be conclusive and binding in _the absence of manifest error), of participations purchased _pursuant to this Section 2.13 and will in each case notify the _Banks following any such purchases.
_
_     2.14 EXTENSION OF TERMINATION DATE.
_
_          (A)  The Company shall notify the Agent, not more than
_120 days or less than 90 days prior to the original Termination _Date, whether or not the Company wishes to extend the Termination _Date for an additional one-year period; provided, that, if the _Company fails so to notify the Agent, the Company shall be deemed _to have given notice that the Company does not wish to extend the _Termination Date. Upon receipt of any such notice requesting _such extension, the Agent shall send a notice to the Issuer and _the Banks requesting instructions as to whether or not the Issuer _and the Banks consent (in their sole discretion) to the extension _of the Termination Period for an additional one-year period. The _Issuer and each Bank shall notify the Agent, in writing, whether _or not it wishes so to extend the Commitment Period within thirty _(30) Business Days of the date of the Agent's notice, and, if the _Issuer or any Bank fails so to notify the Agent within thirty _(30) Banking Days of the date of the Agent's notice, such Issuer _or Bank shall be deemed to have withheld its consent to the _extension of the Termination Date for an additional one-year _period.
_
_          (B)  If the Issuer and all of the Banks consent to the
_extension of the Termination Date, then the Termination Date _shall be extended for an additional one-year period measured from _the then scheduled Termination Date thereof; provided, however, _that in no event shall the Termination Date be extended to a date _later than September 22, 1997.
_
_          (C)  If (x) the Company gives (or is deemed to have
_given) the Agent timely notice that the Company does not wish to _extend the Termination Date, or (y) the Company has failed to _give the Agent timely notice as provided by subsection 2.14(a) by _90 days prior to the original Termination Date, or (z) the Banks _and the Issuer and the Agent do not unanimously consent (which _consent may be given or withheld in their respective sole _discretion) to the extension of the Termination Date as _aforesaid, then (i) such date shall not be further extended, (ii) _the Agent shall so notify the Issuer, and (iii) the Issuer may _give notice to each beneficiary of any outstanding Letter of _Credit that contains renewal or extension provisions that such _Letter of Credit shall not be renewed beyond the then scheduled _Termination Date.
_
_ARTICLE III.   YIELD PROTECTION.
_
_     3.1  INCREASED COSTS AND REDUCTION OF RETURN  (a) If the
_Issuer, any Bank or participant of a Bank shall determine that, _due to either (i) the introduction of or any change in or in the _interpretation of any law or regulation or (ii) the compliance _with any guideline or request from any central bank or other _Governmental Authority (whether or not having the force of law), _there shall be any increase in the cost to such Issuer, Bank or _participant of agreeing to issue, issuing or maintaining any _Letter of Credit or of agreeing to make or making, funding or _maintaining any unpaid drawing under any Letter of Credit or any _other extension of credit under this Agreement, then the Company _shall be liable for, and shall from time to time, upon demand _therefor by such Issuer or Bank (or, in the case of a _participant, by the Bank from which it has purchased its _interest,) with a copy of such demand to the Agent), pay to the _Agent for the account of such Issuer, Bank or participant, _additional amounts as are sufficient to compensate such Issuer, _Bank or participant for such increased costs. (b) If the Issuer, _any Bank or participant of a Bank shall have determined that the _introduction of any applicable law, rule, regulation or guideline _regarding capital adequacy, or any change therein or any change _in the interpretation or administration thereof by any central _bank or other Governmental Authority charged with the _interpretation or administration thereof, or compliance by such _Issuer, Bank or participant (or its Issuing Office) or any _corporation controlling such Issuer, Bank or participant, with _any request, guideline or directive regarding capital adequacy _(whether or not having the force of law) of any such central bank _or other authority, affects or would affect the amount of capital _required or expected to be maintained by such Issuer, Bank or _participant or any corporation controlling the same and (taking _into consideration such Issuer's, Bank's, participant's or such _corporation's policies with respect to capital adequacy and _desired return on capital) determines that the amount of such _capital is increased as a consequence of its obligations under _this Agreement, then, upon demand of such Issuer, Bank or _participant, the Company shall immediately pay to such Issuer, _Bank or participant, from time to time as specified by such _Issuer, Bank or participant, additional amounts sufficient to _compensate it for such increase.
_
_     3.2  CERTIFICATES OF BANKS.  The Issuer or any Bank claiming
_reimbursement or compensation pursuant to this Article III shall _at the request of the Company deliver to the Company (with a copy _to the Agent) a certificate setting forth in reasonable detail _the amount payable to such Issuer or Bank (or its participant) _hereunder and such certificate shall be conclusive and binding on _the Company in the absence of manifest error.
_
_     3.3  SURVIVAL.  The agreements and obligations of the
_Company in this Article III shall survive the payment of all
_other Obligations.
_
_ARTICLE IV.    CONDITIONS PRECEDENT.
_
_     4.1  CONDITIONS OF INITIAL CREDIT EXTENSIONS.  The
_obligation of the Issuer to make its initial Credit Extension _hereunder is subject to the condition that the Agent shall have _received on or before the Closing Date all of the following, in _form and substance satisfactory to the Agent and in sufficient _copies for the Issuer and each Bank:
_
_               (A)  copies of the resolutions of the board of
_     directors of the Company approving and authorizing the
_     execution, delivery and performance by the Company of this
_     Agreement and the other Documents to be delivered hereunder,
_     and authorizing the incurrence of the Company's obligations
_     in respect of the Letters of Credit, certified as of the
_     Closing Date by the Secretary or an Assistant Secretary of
_     the Company;
_
_               (B)  a certificate of the Secretary or Assistant
_     Secretary of the Company, certifying the names and true
_     signatures of the officers of the Company authorized to
_     execute and deliver, as applicable, this Agreement, and all
_     other Documents to be delivered hereunder;
_
_               (C)  a certificate from the Company's certified
_     public accountants or the Company's President, Chief
_     Financial Officer, Treasurer or Controller that: (i) the
_     Company for the fiscal quarter ended July 2, 1995 maintained
_     a Net Worth in an amount which satisfies the requirements of
_     section 6.8, and (ii) as of July 2, 1995, the Company
_     maintained a Quick Ratio of not less than 0.75 to 1.0;
_
_               (D)  a favorable opinion of counsel to the Company
_     (reasonably acceptable to the Agent) and addressed to the
_     Agent, the Issuer and the Banks substantially in the form of
_     EXHIBIT D and addressing such other matters as the Agent may
_     reasonably request;
_
_               (E)  the Company shall have paid all costs,
_     accrued and unpaid fees and expenses (including legal fees
_     and expenses) to the extent then due and payable on the
_     Closing Date, including any arising under Sections 2.3, 2.4
_     and 9.4; and
_
_               (F)  evidence satisfactory to the Agent of the
_     agreement of MKE to cancel and return the Existing Letters
_     of Credit.
_
_     4.2  CONDITIONS TO ALL CREDIT EXTENSIONS.  The obligation of
_the Issuer to make any Credit Extension to be made by it _hereunder (including its initial Credit Extension) is subject to _the fulfilment of the following conditions precedent on the _relevant date of such Credit Extension:
_
_               (A)  the representations and warranties made by
_     the Company contained in Article V shall be true and correct
_     on and as of such Credit Extension date with the same effect
_     as if made on and as of such Credit Extension date (except
_     to the extent such representations and warranties expressly
_     refer to an earlier date, in which case they shall be true
_     and correct as of such earlier date);
_
_               (B)  no Default or Event of Default shall exist or
_     shall result from such Credit Extension;
_
_               (C)  the sum of (i) the maximum face amount of all
_     Letters of Credit to be issued on that day plus (ii) the
_     amount of the Letter of Credit Obligations outstanding on
_     that day (as a result of issuances, amendments or otherwise)
_     shall not exceed the Aggregate Commitment;
_
_               (D)  the Agent, the Issuer and each Bank shall
_     have received to its satisfaction such confirmations of the
_     foregoing, and such other documents, opinions and
_     information (including beneficiary consents) as the Agent,
_     the Issuer (through the Agent) or such Bank (through the
_     Agent) may reasonably request; and
_
_               (E)  the Issuer shall not have determined that it
_     is unlawful for it to make the proposed Credit Extension.
_
_Each request for a Credit Extension submitted by the Company _hereunder shall constitute a representation and warranty by the _Company hereunder, as of the date of each such notice and as of _the date of such Credit Extension, that the conditions in this _Section 4.2 are satisfied.
_
_ARTICLE V.     REPRESENTATIONS AND WARRANTIES
_
_     The Company represents and warrants to the Agent, the Issuer
_and each Bank, on the date hereof and on the date of each Credit _Extension, that:
_
_     5.1  CORPORATE EXISTENCE AND POWER; CONDUCT OF BUSINESS.
_The Company: (a) is a corporation duly organized, validly _existing and in good standing under the laws of the jurisdiction _of its incorporation; (b) has the power and authority and all _governmental licenses, authorizations, consents and approvals to _own its assets, carry on its business and to execute, deliver, _and perform its obligations under, the Documents; (c) is duly _qualified as a foreign corporation licensed and in good standing _under the laws of each jurisdiction where its ownership, lease or _operation of property or the conduct of its business requires _such qualification; and (d) is in compliance with all _Requirements of Law. The Company has good and marketable title _to all the property and assets, ownership of which is reflected _on its most recent balance sheets referred to above, except for _assets or properties that have been disposed of in the ordinary _course of business. All such properties and assets are insured, _and insurance against operational risks and liabilities is in _force, with coverage and in amounts normal and customary in _accordance with sound management in the fields of operations in _which the Company is engaged and for the property and assets _owned.
_
_     5.2  CORPORATE AUTHORIZATION; NO CONTRAVENTION.  The
_execution, delivery and performance by the Company of this _Agreement, and any other Document to which the Company is party, _have been duly authorized by all necessary corporate action, and _do not and will not: (a) contravene the terms of any of the _certificate of incorporation or bylaws of the Company; (b) _conflict with or result in any breach or contravention of any _material lease, contract, indenture or other document, agreement _or instrument to which the Company is a party or any order, _injunction, writ or decree of any Governmental Authority to which _the Company or its property is subject; or (c) violate any _Requirement of Law.
_
_     5.3  BINDING.  This Agreement and each other Document to
_which the Company is a party constitute the legal, valid and _binding obligations of the Company, enforceable against the _Company in accordance with their respective terms, except as _limited by bankruptcy, insolvency or other laws affecting the _enforcement of creditors' rights generally and general principles _of equity.
_
_     5.4  LITIGATION.  As of the date hereof and as of the
_Closing Date, except as specifically disclosed in the Company's _Form 10K for the year ended March 31, 1995 or its Form 10Q for _the quarter ended July 2, 1995 on file with the Securities and _Exchange Commission and previously provided to the Agent, the _Issuer and the Banks, there are no actions, suits, proceedings, _claims or disputes pending, or to the best knowledge of the _Company, threatened or contemplated, at law, in equity, in _arbitration or before any Governmental Authority, against the _Company or any of its properties which, if determined adversely _to the Company, would reasonably be expected to have a Material _Adverse Effect.
_
_     5.5  NO DEFAULT.  The Company is not in default under or
_with respect to any lease, contract, indenture or other document, _agreement or instrument to which it is a party in any respect _which, individually or together with all such defaults, would _reasonably be expected to have a Material Adverse Effect.
_
_     5.6  USE OF LETTERS OF CREDIT.  The Letters of Credit and
_all other extensions of credit hereunder are intended to be and _shall be used solely (a) to support importation by the Company or _its Subsidiaries of equipment and inventory and products _manufactured by or for MKE or its affiliates, and (b) not in _contravention of any Requirement of Law. The Company is not _engaged in the business of extending credit for the purpose of _purchasing or carrying margin stock within the meaning of _Regulations G, T, U or X of the Federal Reserve Board. No part _of the proceeds of the Letters of Credit will be used to purchase _or carry any margin stock or to extend credit to others for the _purpose of purchasing or carrying any margin stock, except in _accordance with the provisions of Regulations G, T, U or X of the _Federal Reserve Board.
_
_     5.7  NO MATERIAL ADVERSE EFFECT.  Since the date of the most
_recent audited financial statements provided by the Company to _Agent and the Banks, there has been no Material Adverse Effect.
_
_     5.8  FINANCIAL STATEMENTS.  The Company has delivered to the
_Agent and each of the Banks copies of the unaudited consolidated _balance sheet of the Company as at the end of, and its related _unaudited consolidated statements of income, changes in _shareholder's equity and cash flow of the Company for, the _quarterly period ended July 2, 1995 certified by the Chief _Financial Officer or Controller of the Company. Such financial _statements have been accurately prepared from the books and _records of the Company. There are no material liabilities, _contingent or otherwise, of the Company as of such date, not _reflected in such balance sheet of the Company as of such date. _Since such date, there have not been any changes (whether or not _covered by insurance) in assets, liabilities or financial _position of the Company from those set forth in such balance _sheet of the Company as of such date, other than changes in the _ordinary course of business which have not, either individually _or in the aggregate, been materially adverse. The Company does _not know of any fact (other than matters of a general economic _nature) that materially affects adversely the business, _operations or properties of the Company, or the ability of the _Company to perform its obligations under this Agreement.
_
_     5.9  PARI PASSU.  The obligations of the Company hereunder
_rank at least pari passu in right of payment and priority with _the Company's other senior (unsecured) obligations.
_
_     5.10 GOVERNMENTAL REGULATION.  Neither the Company nor any
_Subsidiary of the Company is subject to regulation under the _Public Utility Holding Company Act of 1934, the Federal Power _Act, or the Investment Company Act of 1940, each as amended, or _to any other federal or state statute or regulation limiting its _ability to incur debt or to create liens on any of its properties _or assets to secure debt.
_
_     5.11 INFORMATION.  Any and all information delivered by the
_Company to the Agent, the Issuer or any Bank in connection with _this Agreement and the Letters of Credit is, taken as a whole, _true and correct in all material respects, contains no misleading _statement and does not omit to make any statement necessary to _make such information not misleading.
_
_ARTICLE VI.    COVENANTS.
_
_     The Company covenants and agrees that, so long as any Bank
_shall have any Commitment hereunder, any Letter of Credit shall _be outstanding hereunder or any other Obligation shall remain _unpaid or unsatisfied, unless the Majority Banks waive compliance _in writing:
_
_     6.1  FINANCIAL STATEMENTS; OTHER INFORMATION.  The Company
_shall furnish to the Agent, with sufficient copies for each Bank _and the Issuer: (a) as soon as available, but not later than 90 _days after the end of each fiscal year, copies of the audited _consolidated financial statements of the Company for such fiscal _year, and accompanied by the unqualified opinion (or a qualified _opinion reasonably acceptable to the Agent) of Ernst & Young or _another nationally-recognized independent public accounting firm, _in each case together with: (i) certificates of all such _accountants to the Agent stating that, in making the examination _necessary for their audit, nothing has come to their attention _that would lead or cause them to believe that the Company has _failed to comply with the provisions of Section 6.8 or 6.9, with _the understanding that such audit was not directed toward _obtaining knowledge of any such non-compliance, or if any such _non-compliance has come to their attention, a statement as to the _nature thereof, and (ii) a certificate executed by the Company's _President, Chief Financial Officer, Treasurer or Controller _setting forth all financial calculations necessary to determine _compliance with the terms of this Agreement and stating that no _Default or Event of Default has occurred hereunder (or describing _in detail each Default or Event of Default, if any, that has _occurred) (a "Compliance Certificate") for the fiscal quarter _most recently ended; (b) as soon as available, but not later than _60 days after the end of each of the first three fiscal quarters _of each year, (i) copies of the unaudited consolidated financial _statements of the Company for such quarter, which may be in the _form of a Form 10-Q Quarterly Report filed for such period with _the Securities Exchange Commission ("SEC"), and (ii) a Compliance _Certificate for the fiscal quarter most recently ended; (c) _promptly after the same are sent, copies of all financial _statements and reports which the Company sends to its _shareholders, and within five days after the same are filed _copies of all financial statements, regular, periodical or _special reports and other items which the Company may make to, or _file with, the SEC, including each Form 8-K Current Report, Form _10-K Annual Report, Form 10-Q Quarterly Report, Annual Report to _Shareholders, proxy statement and registration statement; and
_(d) such other financial or other information pertaining to the _Company and its Subsidiaries and affiliates and the transactions _contemplated hereby as the Agent, the Issuer or any Bank may _reasonably request.
_
_     6.2  NOTICES.  The Company shall promptly notify the Agent
_and each Bank of: (a) the occurrence of any Default or Event of _Default, and of the occurrence or existence of any event or _circumstance that is reasonably likely to become an Event of _Default; (b) the commencement of, or any material development in, _any litigation or proceeding affecting the Company or any _Subsidiary which, if adversely determined, would reasonably be _expected to have a Material Adverse Effect; (c) the occurrence of _any "Default" or "Event of Default" under (and as defined in) the _Existing Credit Facility; (d) the delivery of each "Compliance _Certificate" (as defined in the Existing Credit Facility) or _similar certificate required to be delivered by the Company _pursuant to the Existing Credit Facility, together with a copy _thereof; and (e) any Material Adverse Effect subsequent to the _date of the most recent audited financial statements of the _Company delivered to the Banks pursuant to subsection 6.1.
_
_     6.3  PRESERVATION OF CORPORATE EXISTENCE, ETC.  The Company
_shall: (a) preserve and maintain in full force and effect its _corporate existence and good standing under the laws of its state _or jurisdiction of incorporation; and (b) preserve and maintain _in full force and effect all rights, privileges, qualifications, _permits, licenses and franchises necessary or desirable in the _normal conduct of its business.
_
_     6.4  COMPLIANCE WITH LAWS.  The Company shall comply in all
_material respects with all Requirements of Law of any _Governmental Authority having jurisdiction over it or its _business, except such as may be contested in good faith by the _Company.
_
_     6.5  PAYMENT OF TAXES, ETC.  The Company will pay and
_discharge all taxes, assessments and governmental charges or _levies imposed upon it or upon its income or profits, prior to _the date on which penalties attach thereto, except to the extent _such taxes, assessments or governmental charges or levies are _being contested in good faith and are adequately reserved against _in accordance with GAAP consistently applied.
_
_     6.6  KEEPING OF RECORDS AND BOOKS OF ACCOUNT.  The Company
_will keep adequate records and books of account, in which _complete entries will be made, reflecting all financial _transactions of the Company in accordance with GAAP.
_
_     6.7  INSPECTION RIGHTS.  The Company will at any reasonable
_time and from time to time upon reasonable prior notice, permit _the Agent, the Issuer and the Banks or any of their respective _agents or representatives to visit the Company's offices and _examine and make copies of and abstracts from the records and _books of account of the Company and discuss the affairs of the _Company with its officers.
_
_     6.8  NET WORTH.  The Company shall maintain a Net Worth at
_all times during any fiscal quarter of 75% of no less than (a) _the amount of its Net Worth as at the end of its fiscal quarter, _ending January 2, 1995, plus (b) 75% of Net Income, accrued _quarterly, and 100% of the net proceeds of all equity from the _conversion of existing subordinated indebtedness or a secondary _offering of stock having net proceeds to the Company in excess of _$10 million.
_
_     6.9  QUICK RATIO.  The Company shall not permit its Quick
_Ratio to be less than 0.75 to 1.0 at any time.
_
_ARTICLE VII.   EVENTS OF DEFAULT.
_
_     7.1  EVENT OF DEFAULT.  Any of the following events shall
_constitute an "Event of Default":
_
_               (A)  NON-PAYMENT.  The Company fails to pay, (i)
_     when and as required to be paid herein, any amount paid by
_     the Issuer or any Bank under or in connection with a Letter
_     of Credit, or (if) any interest, fee or any other amount
_     payable hereunder or pursuant to any other Document, when
_     and as required to be paid herein or therein; or
_
_               (B)  REPRESENTATION OR WARRANTY; INFORMATION.  Any
_     representation or warranty by the Company made or deemed
_     made herein, in any Document or which is contained in any
_     certificate, document or financial or other statement, by
_     the Company, or its officers, furnished at any time in or
_     under or in connection with this Agreement or any Document,
_     shall prove to have been false or misleading in any material
_     respect on or as of the date made or deemed made; or any
_     financial or other information delivered by the Company or
_     any officer to the Agent or Bank hereunder or in connection
_     herewith, shall prove to be false or misleading in any
_     material respect; or
_
_               (C)  BREACH OF COVENANTS.  The Company (i) fails
_     to perform or observe any term or covenant set forth in
_     Sections 6.8 or 6.9 hereof; or (ii) fails to perform or
_     observe any other term or covenant contained in this
_     Agreement or any Document and such failure shall continue
_     for 15 Business Days after the earlier of the date the
_     Borrower obtains knowledge or notice of such failure or the
_     date the Agent gives Borrower notice of such failure; or
_
_               (D)  AGREEMENTS, ETC.  This Agreement or any other
_     Document ceases to be in full force and effect or shall be
_     declared null and void, or the validity or enforceability
_     thereof shall be contested by the Company; or
_
_               (E)  CROSS-DEFAULT.  The Company or any of its
_     Subsidiaries (i) fails to make any payment of principal,
_     interest, reimbursements of amounts paid under letters of
_     credit, or the like in respect of, or "Origination Fees" or
_     "Commitment Fees" under (and as defined in), the Existing
_     Credit Facility and such failure continues after the
_     applicable grace or notice period, if any, specified in the
_     document relating thereto; or (ii) (A) fails to perform or
_     observe any other condition or covenant, or any other event
_     shall occur or condition exist, under any agreement or
_     instrument relating to the Existing Credit Facility, and
_     such failure continues after the applicable grace or notice
_     period, if any, specified in the document relating thereto,
_     and (B) the holder or holders of such indebtedness or
_     beneficiary or beneficiaries of such indebtedness (or a
_     trustee or agent on behalf of such holder or holders or
_     beneficiary or beneficiaries) causes such indebtedness to be
_     accelerated or otherwise declared to be due and payable
_     prior to its stated maturity;  or (iii) fails to make a
_     payment or payments in an aggregate amount of $1,000,000 or
_     more when due under the terms of any bond, debenture, note
_     or other evidence of indebtedness for borrowed money or
_     credit extended to be paid by such Person (excluding this
_     Agreement and the Existing Credit Facility and leases for
_     real and personal property), and the effect of such failure
_     or default is to cause such indebtedness to be accelerated
_     or otherwise declared to be due and payable prior to its
_     stated maturity; or (iv) or fails to pay before the same
_     becomes materially overdue any material amount payable to
_     MKE or any Subsidiary of MKE, or any drawing is made, or
_     notice of drawing is given, under a Letter of Credit).
_
_               (F)  BANKRUPTCY OR INSOLVENCY.  The Company or any
_     of its Material Subsidiaries (i) admits in writing its
_     inability to pay its debts as they become due, subject to
_     applicable grace periods, if any, whether at stated maturity
_     or otherwise; (ii) voluntarily ceases to conduct its
_     business in the ordinary course; (iii) commences any
_     Insolvency Proceeding with respect to itself; or (iv) takes
_     any action to effectuate or authorize any of the foregoing;
_     or
_
_               (G)  INVOLUNTARY PROCEEDINGS.  (i) Any involuntary
_     Insolvency Proceeding is commenced or filed against the
_     Company or any Subsidiary of the Company and shall remain
_     undismissed for a period of 60 days, or any writ, judgment,
_     warrant of attachment, execution or similar process, is
_     issued or levied against a substantial part of the Company's
_     or any of its Subsidiaries' properties or assets and shall
_     remain unpaid, unbonded, unvacated or unstayed for a period
_     of 60 days after the entry thereof; (ii) the Company or any
_     of its Subsidiaries admits the material allegations of a
_     petition against it in any Insolvency Proceeding or an order
_     for relief (or similar order under non-U.S. law) is ordered
_     in any Insolvency Proceeding; or (iii) the Company or any of
_     its Material Subsidiaries acquiesces in the appointment of a
_     receiver, trustee, custodian, conservator, liquidator,
_     mortgagee in possession (or agent therefor), or other
_     similar Person for itself or a substantial portion of its
_     properties or business.
_
_     7.2  REMEDIES.  If any Event of Default occurs, the Agent
_shall, at the request of, or may, with the consent of, the _Majority Banks, (a) declare the Commitment of each Bank to be _terminated, whereupon such unutilized Commitments shall forthwith _be terminated and the Issuer shall have no further obligation to _issue new or amend existing Letters of Credit hereunder;
_(b) declare an amount equal to the Letter of Credit Obligations _(whether or not any beneficiary shall have presented, or shall be _entitled at such time to present, the drafts or other documents _required to draw under the outstanding Letters of Credit), all _unreimbursed drawings under the Letters of Credit and all other _Obligations (the "Total Amount"), to be immediately due and _payable, without presentment, demand, protest or other notice of _any kind, all of which are hereby expressly waived by the _Company, upon which the Company shall immediately (A) pay all _amounts owing under this Agreement and the other Documents and _(B) immediately pay and deposit into the Letter of Credit _Account (as defined below) with the Agent, cash in the amount _determined by the Agent to be the aggregate maximum amount of the _undrawn Letters of Credit and the Issuer's maximum contingent _liability thereunder and all other Letter of Credit Obligations _then outstanding, to be applied by the Agent (for the benefit of _the Banks and the Issuer) to the payment and reimbursement of _drawings thereunder and other amounts owing by the Company with _respect to Letter of Credit Obligations (as provided below); and _(c) exercise on behalf of itself, the Issuer and the Banks and _together with such parties, all rights and remedies available to _the Agent, the Issuer and the Banks under the Documents or _applicable law; provided, however, that upon the occurrence of _any event specified in subsection 7.1(f) or (g), the result which _would otherwise occur only upon giving of notice by the Agent to _the Company as specified above shall occur automatically, without _the giving of notice or further act of the Agent or any Bank.
_
_     At the time that the Company is required to make any deposit
_pursuant to Section 7.2(b)(B), the Company shall deposit all such _amounts into such account as the Agent may specify at its San _Francisco Branch (the "Letter of Credit Account"). All amounts _on deposit in the Letter of Credit Account shall be held by the _Agent as security for the Company's obligations to reimburse the _Agent, the Issuer and the Banks, as applicable, in respect of _drawings under Letters of Credit as hereinafter provided.
_
_     The Company hereby pledges, assigns and grants to the Agent
_on its own behalf and on behalf of the Issuer and the Banks a _security interest in amounts from time to time on deposit in the _Letter of Credit Account for the obligation of the Company to _reimburse the Agent, the Issuer and the Banks, as applicable, in _the event of any drawing under the Letters of Credit and as _security for the Company's Obligations. Upon any drawing under _any outstanding Letter of Credit in respect of which any amounts _have been deposited to the Letter of Credit Account, the Agent _shall apply such amounts to reimburse the Issuer, and if the _Issuer has been reimbursed by any Bank, the relevant Bank for the _amount of such drawing. In the event of the cancellation or _termination of any Letter of Credit in respect of which any _amounts have been deposited to the Letter of Credit Account, or _in the event of any reduction in the maximum amount available at _any time for drawing under such Letter of Credit, the Agent shall _apply the amount remaining in the Letter of Credit Account in _respect of such Letter of Credit (as the amounts in the following _categories are calculated by the Agent), FIRST to reimburse the _Issuer and the Banks for any unreimbursed drawings under such _Letter of Credit, SECOND to secure with cash any other _outstanding Letters of Credit and all Letter of Credit _Obligations, THIRD, to the payment in full of all other _Obligations of the Company to the Agent and Issuer and the Banks, _and FOURTH, after indefeasible payment and application in full of _all such amounts (including in respect of all Letter of Credit _Obligations), any excess to the Company (without interest).
_
_     The Company agrees to execute and deliver from time to time
_all such documents as shall be reasonably requested by the Agent _for the establishment and maintenance of the Letter of Credit _Account and for the perfection of the security interest granted _therein by the Company.
_
_ARTICLE VIII.  THE AGENT.
_
_     8.1  APPOINTMENT AND AUTHORIZATION.  Each Bank hereby
_appoints, designates and authorizes the Agent to take such action _on its behalf under the provisions of this Agreement and each _other Document and to exercise such powers and perform such _duties as are expressly delegated to it by the terms of this _Agreement or any other Document, together with such powers as are _reasonably incidental thereto. Notwithstanding any provision to _the contrary contained elsewhere in this Agreement or in any _other Document, the Agent shall not have any duties or _responsibilities, except those expressly set forth herein, nor _shall the Agent have or be deemed to have any fiduciary _relationship with the Issuer, any Bank or the Company, and no _implied covenants, functions, responsibilities, duties, _obligations or liabilities shall be read into this Agreement or _any other Document or otherwise exist against the Agent.
_
_     8.2  DELEGATION OF DUTIES.  The Agent may execute any of its
_duties under this Agreement or any other Document by or through _agents, employees or attorneys-in-fact and shall be entitled to _advice of counsel concerning all matters pertaining to such _duties. The Agent shall not be responsible for the negligence or _misconduct of any agent or attorney-in-fact that it selects with _reasonable care.
_
_     8.3  LIABILITY OF AGENT AND ISSUER.  None of the Agent, the
_Issuer, their respective affiliates, or any of their respective _officers, directors, employees, agents, or attorneys-in-fact _shall (i) be liable for any action taken or omitted to be taken _by any of them under or in connection with this Agreement or any _other Document (except for its own gross negligence or willful _misconduct, it being agreed that the Issuer's exclusive reliance _on documents presented in connection with a Letter of Credit _shall not be deemed wilful misconduct or gross negligence, _whether or not any such document, or any statement contained _therein, proves to be forged, fraudulent, invalid, insufficient, _untrue or inaccurate in any respect), or (ii) be responsible in _any manner to any of the Banks for any recital, statement, _representation or warranty made by the Company or any Subsidiary, _or affiliate of the Company, or any officer thereof, contained in _this Agreement or in any other Document, or in any certificate, _report, statement or other document referred to or provided for _in, or received by the Agent or the Issuer under or in connection _with, this Agreement or any other Document, or for the value of _any collateral or the validity, effectiveness, genuineness, _enforceability or sufficiency of this Agreement or any other _Document, or for any failure of the Company or any other party to _any Document to perform its obligations hereunder or thereunder. _No such Person shall be under any obligation to any Bank to _ascertain or to inquire as to the observance or performance of _any of the agreements contained in, or conditions of, this _Agreement or any other Document, or to inspect the properties, _books or records of the Company or any of its Subsidiaries or _affiliates.
_
_     8.4  RELIANCE BY AGENT.  The Agent shall be entitled to
_rely, and shall be fully protected in relying, upon any writing, _resolution, notice, consent, certificate, affidavit, letter, _telegram, facsimile, telex or telephone message, statement or _other document or conversation believed by it to be genuine and _correct and to have been signed, sent or made by the proper _Person or Persons, and upon advice and statements of legal _counsel (including counsel to the Company), independent _accountants and other experts selected by the Agent. The Agent _shall be fully justified in failing or refusing to take any _action under this Agreement or any other Document unless it shall _first receive such advice or concurrence of the Majority Banks as _it deems appropriate and, if it so requests, it shall first be _indemnified to its satisfaction by the Banks against any and all _liability and expense which may be incurred by it by reason of _taking or continuing to take any such action. The Agent shall in _all cases be fully protected in acting, or in refraining from _acting, under this Agreement or any other Document in accordance _with a request or consent of the Majority Banks and such request _and any action taken or failure to act pursuant thereto shall be _binding upon all of the Banks, provided that the Agent shall not _be required to take any action which exposes the Agent to _personal liability or which is contrary to this Agreement or any _other Document or applicable law. For purposes of determining _compliance with the conditions specified in Article IV, each Bank _that has executed this Agreement shall be deemed to have _consented to, approved or accepted or to be satisfied with each _document or other matter required thereunder to be consented to _or approved by or acceptable or satisfactory to such Bank, unless _an officer of the Agent responsible for the transactions _contemplated by the Documents shall have received notice from _such Bank prior to the initial Credit Extension specifying its _objection thereto and such objection shall not have been _withdrawn by notice to the Agent to that effect.
_
_     8.5  NOTICE OF DEFAULT.  The Agent shall not be deemed to
_have knowledge or notice of the occurrence of any Default or _Event of Default, unless the Agent shall have received written _notice from a Bank or the Company referring to this Agreement, _describing such Default or Event of Default and stating that such _notice is a "notice of default". In the event that the Agent _receives such a notice, the Agent shall promptly give notice _thereof to the Banks. The Agent shall take such action with _respect to such Default or Event of Default as shall be
_requested by the Majority Banks in accordance with this Agreement _and the other Documents; provided, however, that unless and until _the Agent shall have received any such request and is indemnified _to the Agent's satisfaction, the Agent may (but shall not be _obligated to) take such action, or refrain from taking such _action, with respect to such Default or Event of Default as it _shall deem advisable or in the best interest of the Banks.
_
_     8.6  CREDIT DECISION.  Each Bank expressly acknowledges that
_none of the Agent, its affiliates, or any of their respective _officers, directors, employees, agents or attorneys-in-fact, has _made any representation or warranty to it and that no act by the _Agent hereinafter taken, including any review of the affairs of _the Company and its Subsidiaries shall be deemed to constitute _any representation or warranty by the Agent to any Bank. Each _Bank represents to the Agent that it has made and will continue _to make, independently and without reliance upon the Agent and _based on such documents, information and investigations as it has _deemed appropriate, its own credit analysis, and appraisal of and _investigation into the business, prospects, operations, property, _financial and other condition and creditworthiness of the Company _and its Subsidiaries, and all applicable bank regulatory laws _relating to the transactions contemplated thereby, and has made _its own decision to enter into this Agreement and extend credit _to the Company hereunder. The Agent shall promptly deliver to _each Bank a copy of each notice which it receives from the _Company pursuant to the terms of this Agreement, provided that _the Agent shall incur no liability whatsoever for its failure to _do so. Except for notices, reports and other documents expressly _herein required to be furnished to the Banks by the Agent, the _Agent shall not have any duty or responsibility to provide any _Bank with any credit or other information concerning the _business, prospects, operations, property, financial and other _condition or creditworthiness of the Company which may come into _the possession of the Agent or any of its Subsidiaries or _affiliates.
_
_     8.7  INDEMNIFICATION.  The Banks shall indemnify upon demand
_the Agent, the Issuer, their respective affiliates, and their _respective officers, directors, employees, agents and attorneys- _in-fact (to the extent not reimbursed by or on behalf of the _Company and without limiting the obligation of the Company to do _so), ratably from and against any and all liabilities, _obligations, losses, damages, penalties, actions, judgments, _suits, costs, expenses and disbursements of any kind whatsoever _which may at any time (including at any time following the _termination of the Letters of Credit and repayment of the Letter _of Credit Obligations) be imposed on, incurred by or asserted _against any such Person any way relating to or arising out of _this Agreement or any document contemplated by or referred to _herein or therein or the transactions contemplated hereby or _thereby or any action taken or omitted by any such Person under _or in connection with any of the foregoing, provided, however, _that no Bank shall be liable for the payment to any such Person _of any portion of such liabilities, obligations, losses, damages, _penalties, actions, judgments, suits, costs, expenses or _disbursements resulting solely from such Person's gross _negligence or wilful misconduct (it being agreed that the _Issuer's exclusive reliance on documents presented in connection _with a Letter of Credit shall not be deemed wilful misconduct or _gross negligence, whether or not any such document, or any _statement contained therein, proves to be forged, fraudulent, _invalid, insufficient, untrue or inaccurate in any respect). _Without limitation of the foregoing, each Bank shall reimburse _the Agent and the Issuer upon demand for its ratable share of any _costs or out-of-pocket expenses (including fees and disbursements _of any law firm or other counsel) incurred by the Agent and the _Issuer in connection with the preparation, execution, delivery, _administration, modification, amendment or enforcement (whether _through negotiations, legal or bankruptcy proceedings or _otherwise) of, or legal advice in respect of rights or _responsibilities under, this Agreement, any Letter of Credit or _any other Document, or any document contemplated by or referred _to herein to the extent that the Agent and the Issuer is not _reimbursed for such expenses by or on behalf of the Company. The _obligation of the Banks in this Section shall survive the payment _of all Obligations hereunder.
_
_     8.8  AGENT IN INDIVIDUAL CAPACITY.  Sumitomo and its
_affiliates may make loans to, issue letters of credit for the _account of, accept deposits from and generally engage in any kind _of business with the Company and its Subsidiaries and affiliates _as though Sumitomo were not the Agent hereunder and without _notice to the Banks. With respect to its Letters of Credit and _participation herein and therein, Sumitomo shall have the same _rights and powers under this Agreement as any other Bank and may _exercise the same as though it were not the Agent, and the terms _"Bank" and "Banks" shall include Sumitomo in its individual _capacity.
_
_     8.9  SUCCESSOR AGENT.  The Agent may, and at the request of
_the Majority Banks with cause shall, resign as Agent upon 30 _days' notice to the Banks. If the Agent shall resign as Agent _under this Agreement, the Majority Banks shall appoint from among _the Banks a successor agent for the Banks. If no successor Agent _is appointed prior to the effective date of the resignation of _the Agent, the Agent shall appoint, after consulting with the _Banks and the Company, a successor agent from among the Banks, or _if no Bank is willing to act as Agent, a commercial bank with at _least $500,000,000 in assets and an office in San Francisco.
_Upon the acceptance of its appointment as successor agent _hereunder, such successor agent shall succeed to all the rights, _powers and duties of the retiring Agent and the term "Agent" _shall mean such successor agent and the retiring Agent's powers _and duties as Agent shall be terminated. After any retiring _Agent's resignation hereunder as Agent, the provisions of this _Article VIII and Sections 9.4 and 9.5 shall inure to its benefit _as to any actions taken or omitted to be taken by it while it was _Agent under this Agreement.
_
_ARTICLE IX.    MISCELLANEOUS.
_
_     9.1  AMENDMENTS AND WAIVERS.  No amendment or waiver of any
_provision of this Agreement or any other Document, and no consent _with respect to any departure by the Company therefrom shall be _effective unless the same shall be in writing and signed by the _Agent, the Issuer and the Majority Banks, and then such waiver _shall be effective only in the specific instance and for the _specific purpose for which given; provided, however, that no such _waiver, amendment, or consent shall, unless in writing and signed _by the Agent, the Issuer and all the Banks, do any of the _following: (i) increase the amount of the Commitment of any _Bank, extend the Termination Date (except as provided by Section _2.14 hereof) or subject the Issuer to any additional obligations; _(ii) postpone or delay any date fixed for any reimbursement or _payment by the Company in respect of any drawings under the _Letters of Credit; (iii) reduce the amount of, or the rate of _interest specified herein on, any Letter of Credit Obligations, _or the amount of any facility fee or Letter of Credit fee payable _to (or for the account of) the Banks pursuant to Section 2.4; _(iv) change the Percentage Shares which shall be required for the _Banks or any of them to take any action hereunder, or (v) amend _this Section 9.1, Section 2.13 or the last two sentences of _Section 2.1(a); and provided, further, that no amendment, waiver _or consent shall, unless in writing and signed by the Agent in _addition to the Majority Banks or all the Banks as the case may _be, affect the rights or duties of the Agent under this Agreement _or any other Document; and provided, further that no amendment, _waiver or consent shall, unless in writing and signed by the _Issuer in addition to the Agent and the Banks required _hereinabove to take such action or affect the rights or duties of _the Issuer under this Agreement or any other Document.
_
_     9.2  NOTICES.  (a) All notices, requests and other
_communications provided for hereunder shall be in writing _(including, unless the context expressly otherwise provides, _telegraphic, telex, facsimile transmission or cable communication)
_
 and mailed, telegraphed, telexed or delivered, (i) if to
_the Company, to its address specified on the signature pages _hereof, (ii) if to any Bank, to its address set forth in the _signature pages hereof, and (iii) if to the Agent or the Issuer, _to its address specified on the signature pages hereof; or, as to _the Company, the Issuer or the Agent, to such other address as _shall be designated by such party in a written notice to the _other parties, and as to each other party, at such other address _as shall be designated by such party, in a written notice to the _Company, the Issuer and the Agent. All such notices, requests, _and communications shall, when transmitted by overnight delivery, _telegraphed, telecopied by facsimile or telexed, be effective _when delivered for overnight delivery or to the telegraph _company, transmitted by telecopier or confirmed by telex _answerback, respectively, or if delivered, upon delivery, except _that notices to the Agent or the Issuer pursuant to Article II or _VII shall not be effective until actually received. (b) The _Company acknowledges and agrees that the agreement of the Agent, _the Issuer and the Banks at Article II herein to receive certain _notices by telephone and facsimile is solely for the convenience _and at the request of the Company. The Agent and the Banks shall _be entitled to rely on the authority of any Person purporting to _be a Person authorized by the Company to give such notice and the _Agent, the Issuer and the Banks shall not have any liability to _the Company or other Person on account of any action taken or not _taken by the Agent, the Issuer or the Banks in reliance upon such _telephonic or facsimile notice. The obligation of the Company to _repay the drawings under the Letters of Credit and all other _Obligations shall not be affected in any way or to any extent by _any failure by the Agent, the Issuer and the Banks to receive _written confirmation of any telephonic or facsimile notice or the _receipt by the Agent, the Issuer and the Banks of a confirmation _which is at variance with the terms understood by the Agent, the _Issuer and the Banks to be contained in the telephonic or _facsimile notice.
_
_     9.3  NO WAIVER; RIGHTS NOT EXCLUSIVE.  No failure to
_exercise and no delay in exercising, on the part of the Agent, _the Issuer or any Bank, any right, remedy, power or privilege _hereunder or under the other Documents, shall operate as a waiver _thereof; nor shall any single or partial exercise of any right, _remedy, power or privilege hereunder or under the other Documents _preclude any other or further exercise thereof or the exercise of _any other right, remedy, power or privilege. The rights provided _for in this Agreement and the other Documents are cumulative and _are not exclusive of any other rights, powers, privileges or _remedies provided by law or in equity, or under any other _instrument, document or agreement now existing or hereafter _arising.
_
_     9.4  COSTS AND EXPENSES.  The Company shall (a) pay or
_reimburse the Agent on demand for all reasonable out-of-pocket _costs and expenses incurred by the Agent in connection with the _development, preparation, delivery, administration and execution _of, and any amendment, supplement, waiver or modification to, _this Agreement, any Document and any other documents prepared in _connection herewith or therewith, and the consummation of the _transactions contemplated hereby and thereby, including the _reasonable fees and disbursements of any law firm or other _counsel incurred by the Agent with respect thereto; (b) pay or _reimburse each Bank, the Issuer and the Agent on demand for all _reasonable out-of-pocket costs and expenses incurred by them in _connection with the enforcement, attempted enforcement, or _preservation of any rights or remedies (including in connection _with any "workout" or restructuring regarding the Letter of _Credit Obligations) under this Agreement, any other Document, and _any such other documents, including reasonable fees and _disbursements of any law firm or other counsel incurred by the _Agent and any Bank; and (c) pay or reimburse the Agent on demand _for all appraisal, audit, search and filing costs, fees and _expenses and the like, incurred or sustained by the Agent in _connection with the matters referred to under clauses (a) and (b) _of this Section.
_
_     9.5  INDEMNITY.  The Company shall pay, indemnify, and hold
_each Bank, the Issuer, the Agent and each of their respective of _officers, directors, employees, counsel, agents and attorneys-in- _fact (each an "Indemnified Person") harmless from and against any _and all liabilities, obligations, losses, damages, penalties, _actions, judgments, suits, costs, charges, expenses or _disbursements (including fees and disbursements of any law firm _or other counsel) of any kind or nature whatsoever with respect _to the execution, delivery, enforcement, performance and _administration of this Agreement and any other Documents, or the _transactions contemplated hereby and thereby, and with respect to _any investigation, litigation or proceeding related to this _Agreement or the Letter of Credit Obligations or the use of the _proceeds thereof, (all the foregoing, collectively, the _"Indemnified Liabilities"), provided, that the Company shall have _no obligation hereunder to any Indemnified Person with respect to _Indemnified Liabilities arising from the gross negligence or _willful misconduct of such Indemnified Person (it being agreed _that the Issuer's exclusive reliance on documents presented in _connection with a Letter of Credit shall not be deemed wilful _misconduct or gross negligence, whether or not any such document, _or any statement contained therein, proves to be forged, _fraudulent, invalid, insufficient, untrue or inaccurate in any _respect). The agreements in this Section shall survive payment _of all other Obligations.
_
_     9.6  MARSHALLING; PAYMENTS SET ASIDE.  Neither the Agent nor
_the Banks shall be under any obligation to marshall any assets in _favor of the Company or any other Person or against or in payment _of any or all of the Obligations. To the extent that the Company _makes a payment or payments to the Agent, the Issuer or the _Banks, or the Agent, the Issuer or the Banks exercise their _rights of set-off, and such payment or payments or the proceeds _of such enforcement or set-off or any part thereof are _subsequently invalidated, declared to be fraudulent or _preferential, set aside or required to be repaid to a trustee, _receiver or any other party in connection with any Insolvency _Proceeding, or otherwise, then to the extent of such recovery the _obligation or part thereof originally intended to be satisfied _shall be revived and continued in full force and effect as if _such payment had not been made or such enforcement or set-off had _not occurred.
_
_     9.7  SUCCESSORS AND ASSIGNS.  The provisions of this
_Agreement and the other Documents shall be binding upon and inure _to the benefit of the parties hereto and their respective _successors and assigns, except that the Company may not assign or _transfer any of its rights or obligations under or in connection _with this Agreement and the other Documents without the prior _written consent of the Agent, the Issuer, and each Bank.
_
_     9.8  ASSIGNMENTS, PARTICIPATIONS, ETC.
_
_          (A)  ASSIGNMENTS.  Any Bank may, with the prior written
_consent of the Agent and the Issuer, at any time assign and _delegate to one or more Banks or other financial institutions all _or any ratable part of such Bank's rights and obligations in _respect of the Letters of Credit and its Commitment and the other _rights and obligations of such Bank hereunder and under the other _Documents; provided, however, that the Company, the Issuer and _the Agent may continue to deal solely and directly with such Bank _in connection with the interest so assigned to an assignee until _(i) written notice of such assignment, together with payment _instructions, addresses and related information with respect to _the assignee, shall have been given to the Company and the Agent _by such Bank and the assignee; (ii) such Bank and its assignee _shall have delivered to the Company and the Agent the written _agreement of the assignee that such assignee is bound by this _Agreement as it would have been if it had been an original Bank _party hereto, in form satisfactory to the Agent (an "Agreement to _be Bound"); and (iii) any reasonable processing fees requested by _the Agent shall have been paid. From and after the date of
_(A) notification by the Agent to the assignor Bank that the Agent _has received an executed Agreement to be Bound, (B) payment to _the Agent of any processing fees, and (C) delivery to the Agent _and the Company of the tax forms and documents contemplated by _Section 9.11, then the assignee shall be a party hereto and, to _the extent of the rights and obligations hereunder assigned to _it, shall have the rights and obligations of a Bank under the _Documents, and the assignor Bank shall, to the extent that rights _and obligations hereunder have been assigned by it, relinquish _its rights and be released from its obligations under the _Documents. Effective such date, this Agreement shall be deemed _to be amended to the extent, but only to the extent, necessary to _reflect the addition of the assignee and the resulting adjustment _of the Commitments arising therefrom. The Commitment allocated _to each assignee shall reduce such Commitments of the assigning _Bank pro tanto. Notwithstanding anything to the contrary _contained herein, the Issuer may not assign its obligations as _Issuer hereunder without the prior written consent of the _Company, such consent not to be unreasonably withheld or delayed.
_
_          (B)  PARTICIPATIONS.  Any Bank may at any time sell to
_one or more commercial banks or other institutions participating _interests in such Bank's rights and obligations hereunder and in _respect of Letters of Credit and the other Documents, interest in _its Letters of Credit, the Commitment of that Bank and the other _interests of that Bank hereunder and under the other Documents. _In the case of any such participation, the participant shall not _have any rights to claim amounts directly from the Company under _this Agreement, or any of the other Documents, and all amounts _payable by the Company hereunder shall be determined as if such _Bank had not sold such participation (except as otherwise _provided).
_
_          (C)  CONFIDENTIALITY.  Each Bank agrees to exercise
_reasonable care to maintain the confidentiality of all non-public _information which is provided to it by the Company or any _Subsidiary of the Company, or by the Agent on such Company's or _Subsidiary's behalf, in connection with this Agreement or any _other Document, and neither it nor any of its affiliates shall _use or disclose any such information for any purpose or in any _manner other than pursuant to the terms contemplated by this _Agreement, except to the extent such information (i) was or _becomes generally available to the public other than as a result _of a disclosure by the Bank, or (ii) was or becomes available on _a non-confidential basis from a source other than the Company, _provided that such source is not bound by a confidentiality _agreement with the Company known to the Bank; and provided _further, however, that any Bank may disclose such information
_(A) at the request or pursuant to any requirement of any _Governmental Authority or in connection with an examination of _such Bank by any such authority; (B) pursuant to subpoena or _other court process; (C) when required to do so in accordance _with the provisions of any applicable Requirement of Law; and (D) _to such Bank's auditors, counsel and other professional advisors, _affiliates and regulators. Notwithstanding the foregoing, the _Company authorizes each Bank to disclose to any participant or _assignee (each a "Transferee") and to any prospective Transferee, _and to a beneficiary or other Bank or the Agent or Issuer or _participants of any such Person, financial and other information _in such Bank's possession concerning the Company or its _Subsidiaries which has been delivered to Agent or the Banks _pursuant to this Agreement or which has been delivered to the _Agent or the Banks by the Company in connection with the Banks' _credit evaluation of the Company prior to entering into this _Agreement; provided that, unless otherwise agreed by the Company, _such prospective Transferee agrees in writing to such Bank to _keep such information confidential on the same terms as set forth _herein.
_
_     9.9  SET-OFF.  In addition to any rights and remedies of the
_Banks provided by law, if an Event of Default exists, the Agent, _the Issuer and each Bank is authorized at any time and from time _to time, without prior notice to the Company, any such notice _being waived by the Company to the fullest extent permitted by _law, to set off and apply any and all deposits (general or _special, time or demand, provisional or final) at any time held _by, and other indebtedness at any time owing to, such Bank to or _for the credit or the account of the Company against any and all _Obligations owing to the Agent, the Issuer and such Bank, now or _hereafter existing, irrespective of whether or not the Agent, the _Issuer or such Bank shall have made demand under this Agreement _or any Document and although such Obligations may be contingent _or unmatured. Each Bank agrees promptly to notify the Company _and the Agent after any such set-off and application made by such _Bank; provided, however, that the failure to give such notice _shall not affect the validity of such set-off and application. _The rights of each of the Agent, the Issuer and each Bank under _this Section 9.9 are in addition to the other rights and remedies _(including other rights of set-off) which the Agent, the Issuer _and such Bank may have.
_
_     9.10 NOTIFICATION OF ADDRESSES, ISSUING OFFICES, ETC.  Each
_Bank and the Issuer shall notify the Agent in writing of any _changes in the address to which notices to the Bank or the Issuer _should be directed, of address of its Issuing Office, of payment _instructions in respect of all payments to be made to it _hereunder and of such other administrative information as the _Agent shall reasonably request.
_
_     9.11 TAXES.  Each Bank that is incorporated under the laws
_of any jurisdiction outside the United States agrees, at the _request of the Company, to deliver to the Agent and the Company _on or prior to the Closing Date, and in a timely fashion _thereafter, Form 1001, Form 4224 or such other documents and _forms of the United States Internal Revenue Service, duly _executed and completed by such Bank, as are required under United _States law to establish such Bank's status for United States _withholding tax purposes.
_
_     9.12 COUNTERPARTS.  This Agreement may be executed by one or
_more of the panics to this Agreement in any number of separate _counterparts, each of which, when so executed shall be deemed an _original, and all of said counterparts taken together shall be _deemed to constitute but one and the same instrument. A set of _the copies of this Agreement signed by all the parties shall be _lodged with the Company and the Agent.
_
_     9.13 SEVERABILITY.  The illegality or unenforceability of
_any provision of this Agreement or any other Document or any _other instrument or agreement required hereunder shall not in any _way affect or impair the legality or enforceability of the _remaining provisions of this Agreement, such other Document or _any other instrument or agreement required hereunder.
_
_     9.14 NO THIRD PARTIES BENEFITTED.  This Agreement and the
_other Documents are made and entered into for the sole protection _and legal benefit of the Company, the Banks, the Issuer and the _Agent, and their permitted successors and assigns, and no other _Person shall be a direct or indirect legal beneficiary of, or _have any direct or indirect cause of action or claim in _connection with, this Agreement.
_
_     9.15 GOVERNING LAW AND JURISDICTION.  (a) This Agreement
_shall be governed by, and construed in accordance with, the law _of the State of California, and, to the extent not inconsistent _therewith, the Uniform Customs and Practices for Documentary _Practices as most recently published by the International Chamber _of Commerce. (b) Any legal action or proceeding with respect to _this Agreement and any other Documents related hereto may be _brought in the federal or state courts located in San Francisco _or Los Angeles, California; and by execution and delivery of this _Agreement, the Company consents, for itself and in respect of its _property, to the jurisdiction of those courts. The Company _irrevocably waives any objection, including any objection to the _laying of venue or based on the grounds of forum non conveniens, _which it may now or hereafter have to the bringing of any action _or proceeding in such jurisdiction in respect of this Agreement _or any Document related hereto. The Company, waives personal _service of any summons, complaint or other process, which may be _made by any other means permitted by California law; without _limiting the foregoing, the Company consents to the service of _process out of such courts by registered mail, postage prepaid, _to its address set forth on the signature page hereof (as such _address may be updated from time to time by notice given to each _other party pursuant to the terms hereof).
_
_     9.16 WAIVER OF JURY TRIAL.  THE COMPANY, THE BANKS, THE
_ISSUER AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A _TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR _ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER DOCUMENTS, _OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY _ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY _OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH _RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE _COMPANY, THE BANKS, THE ISSUER AND THE AGENT EACH AGREE THAT ANY _SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL _WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES _FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS _WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, _COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN _PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS _AGREEMENT OR THE OTHER DOCUMENTS OR ANY PROVISION HEREOF OR _THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, _RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE _OTHER DOCUMENTS.
_
_     9.17 ENTIRE AGREEMENT.  This Agreement, together with the
_other Documents, embodies the entire Agreement and understanding _among the Company, the Banks, the Issuer and the Agent, and _supersedes all prior or contemporaneous agreements and _understandings of such Persons, verbal or written, relating to _the subject matter hereof and thereof, except for the fee letter _between the Company and the Agent relating to the payment of _fees, and any prior arrangements made with respect to the payment _by the Company of (or any indemnification for) any fees, costs or _expenses payable to or incurred (or to be incurred) by or on _behalf of the Agent, the Issuer or the Banks.
_
_     9.18 INTERPRETATION.  This Agreement is the result of
_negotiations between and has been reviewed by counsel to the _Agent and the Issuer, counsel to the Company and other parties, _and is the product of all parties hereto. Accordingly, this _Agreement and the other Documents shall not be construed against _the Banks, the Issuer or the Agent merely because of the Agent's, _the Issuer's or the Banks' involvement in the preparation of such _documents and agreements.
_
_     IN WITNESS WHEREOF, the parties hereto have caused this
_Agreement to be duly executed and delivered in San Francisco, _California by their proper and duly authorized officers as of the _day and year first above written.
_
_
_QUANTUM CORPORATION                Address for notices:
_
_                                   500 McCarthy Boulevard
_                                   Milpitas, CA 95035
_                                   Attn:  Edward McClammy,
_                                      Director of Finance
_By: Joseph T. Rodgers                 and Treasurer
_Title:  Executive Vice President,  Telephone:  (408) 894-4000
_          Finance                  Fax:  (408) 894-4562
_
_
_THE SUMITOMO BANK, LIMITED,        Address for notices:
_ACTING THROUGH ITS SAN FRANCISCO
_  BRANCH  as Agent                 San Francisco Branch
_                                   555 California Street,
_                                     Suite 3350
_                                   San Francisco, CA 94104
_                                   Attn:  Herman A. White, Jr.
_By:  Yuji Harada                   Telephone:  (415) 616-3009
_Title:   General Manager           Fax:  (415) 397-1475
_
_                                   Address for payments to Agent:
_
_By:  Herman A. White, Jr.          Sumitomo Bank of California
_Title:  Vice President             San Francisco, California
_                                   ABA No. 121-002-042
_                                   To the account of The Sumitomo
_                                     Bank, Limited
_                                   Reference:  Quantum LC
_                                   Attn:  Herman A. White, Jr.
_
_
_THE SUMITOMO BANK, LIMITED,        Address for notices:
_ACTING THROUGH ITS SAN FRANCISCO
_  BRANCH  as Issuer                San Francisco Branch
_                                   555 California Street,
_                                     Suite 3350
_                                   San Francisco, CA 94104
_                                   Attn:  Herman A. White, Jr.
_By:   Yuji Harada                  Telephone:  (415) 616-3009
_Title:  General Manager            Fax:  (415) 397-1475
_
_                                   Address for payments to
_                                     Issuer:
_
_By:  Herman A. White, Jr.          Sumitomo Bank of California
_Title:  Vice President             San Francisco, California
_                                   ABA No. 121-002-042
_                                   To the account of The Sumitomo
_                                     Bank, Limited
_                                   Reference:  Quantum LC
_                                   Attn:  Herman A. White, Jr.
_
_BANKS
_
_THE SUMITOMO BANK, LIMITED,             Address for notices:
_ACTING THROUGH ITS SAN FRANCISCO
_  BRANCH                           San Francisco Branch
_                                   555 California Street,
_                                     Suite 3350
_                                   San Francisco, CA 94104
_By:   Yuji Harada                  Attn:  Herman A. White, Jr.
_Title:  General Manager            Telephone:  (415) 616-3009
_                                   Fax:  (415) 397-1475
_
_By:   Herman A. White, Jr.
_Title:   Vice President
_
_
_THE FUJI BANK, LIMITED,            Address for notices:
_ACTING THROUGH ITS SAN FRANCISCO
_  AGENCY
_                                   601 California Street
_                                   San Francisco, CA  94108
_By:   Kazuo Kamio                  Attn:  Michael P. Rogers
_Title:   General Manager           Telephone:  (415) 362-4740
_                                   Fax:  (415) 362-4613
_
_
_
_THE INDUSTRIAL BANK OF JAPAN,      Address for notices:
_  LIMITED, ACTING THROUGH ITS
_  SAN FRANCISCO AGENCY             555 California Street
_                                   Suite 3110
_                                   San Francisco, CA  94104
_                                   Attn:  Michael D. McCorriston
_By:   Masuda Makoto                Telephone:  (415) 693-1822
_Title:   Joint General Manager     Fax:  (415) 982-1917
_
_
_                          SCHEDULE 1.1
_
_                         FED FUNDS RATE
_
_          "FED FUNDS RATE" means, on any day, the rate of
_interest charged by the Agent at its San Francisco office on such _day (or its Los Angeles office, if the San Francisco office is _not on such day selling Federal Funds) for the sale by the Agent _to other prime banks of (or, if the Agent is not on such day _selling Federal Funds, then the average, rounded upwards, if _necessary, to the nearest 100th of 1% of the rate being offered _for sale to the Agent by two other prime banks selected by the _Agent for) Federal Funds for overnight deposits in an amount _comparable to the amount to which such rate relates. If the _Agent is not selling Federal Funds to, or purchasing from, other _banks at the relevant time with respect to overnight deposits _then such rate shall be the Prime Rate for each such day.
_
_
_
_
_
_                          SCHEDULE 2.1
_
_                          COMMITMENTS
_
_
_
_                                                    PERCENTAGE
_     BANK                        COMMITMENT              SHARE
_
_The Sumitomo Bank, Limited,     $  30,000,000      35.294117647%
_  San Francisco Branch
_
_
_The Fuji Bank, Limited,         $  27,500,000      32.352941176%
_  San Francisco Agency
_
_
_The Industrial Bank of Japan,   $  27,500,000      32.352941176%
_  Limited, San Francisco Agency
_                                -------------      ------------
_                                $  85,000,000     100.000000000%
_
_